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                                                                   EXHIBIT 10.20
                                 AMENDMENT NO. 2
                          TO RECEIVABLES SALE AGREEMENT

                  AMENDMENT NO. 2 dated as of March 26, 1996 between Carlisle Plastics, Inc. (the "Parent") and Carlisle Plastics Funding Corporation (the "RFC").

                  WHEREAS, the Parent and the RFC are parties to a Receivables Sale Agreement dated April 14, 1994 as amended by an amendment dated October 25, 1994 (as amended, the "Sale Agreement") and such parties desire to amend the Sale Agreement further.

                  THE PARTIES AGREE AS FOLLOWS:

                  SECTION 1. Definitions. All capitalized terms used herein, unless otherwise defined, are used as defined in the Sale Agreement.

                  SECTION 2. Amendment to Sale Agreement. The Sale Agreement is amended effective as of the date hereof as follows:

                  (a) The second "Whereas" clause is deleted in its entirety and the following substituted therefor:

                  "WHEREAS, the RFC has been formed for the sole purpose of purchasing all trade receivables owned by the Parent and selling such trade receivables to Redwood Receivables Corporation ("Redwood"); and"

                  (b) The definition of "Funding Agreement" in Section 1.01 is deleted in its entirety and the following substituted therefor in alphabetical order:

                  "Purchase Agreement" means the Receivables Purchase and Servicing Agreement, dated as of March 26, 1996 among the RFC (as Borrower), Redwood (as Purchaser), the Operating Agent, the Collateral Agent and the Parent, as Servicer."

                  (c) The definition of "Funding Excess" in Section 1.01 is deleted in its entirety and the following substituted therefor:

                  "Purchase Excess" means a Purchase Excess as defined in the Purchase Agreement."

                  (d) The words "Schedule 2" in Section 4.02(b) are deleted and the words "Schedule 3" substituted therefor.

                  (e) The words "Section 5.01" in Section 4.02(g) is deleted and the words "Section 4.04" substituted therefor.

                  (f) The second reference to "Section 4.04" in Section 4.02(g) is deleted and the words "Section 4.01" substituted therefor.

                  (g) The word "Borrower" throughout the Agreement is deleted and the word "RFC" substituted therefor.

                  (h) The words "Funding Agreement" throughout the Agreement is deleted and the words "Purchase Agreement" substituted therefor.

                  (i) The words "Funding Excess" throughout the Agreement are deleted and the words "Purchase Excess" substituted therefor.
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                  SECTION 3. Conditions Precedent.

                  (a) The effectiveness of this Amendment is subject to the conditions precedent that the Parent, the RFC, the Collateral Agent, the Operating Agent and the Purchaser shall have received each of the following, in form and substance satisfactory to each such party:

                      (i) A certificate of the Secretary of the Parent and the RFC, dated as of the date of this Amendment and certifying (A) that attached thereto is a true and complete copy of a resolution of the Board of Directors of the Parent or the RFC, as the case may be, authorizing the execution, delivery and performance of this Amendment and all other documents required or necessary to be delivered hereunder and that such resolution has not been modified, rescinded or amended and is in full force and effect, and (B) as to the incumbency and specimen signature of each Person's officers executing this Amendment and all other documents required or necessary to be delivered hereunder.

                      (ii) Such other approvals, opinions or documents as the Parent, the RFC, the Collateral Agent, the Operating Agent or the Purchaser may reasonably request.

                  SECTION 4. Confirmation of Sale Agreement. Except as herein expressly amended, the Sale Agreement and each of the other documents executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Sale Agreement to "this Agreement" and in each of the other documents executed in connection therewith to the "Sale Agreement" shall mean the Sale Agreement as amended by this Amendment, and as hereinafter amended or restated.

                  SECTION 5. Parent's and RFC's Representations and Warranties. The Parent and the RFC represent and warrant that:

                  (a) this Amendment has been duly authorized, executed and delivered by the Parent and the RFC pursuant to its corporate power; and

                  (b) this Amendment constitutes the legal, valid and binding obligation of the Parent and the RFC, as the case may be.

                  SECTION 6. Expenses. The Parent and the RFC jointly and severally agree to pay on demand all reasonable fees and out-of-pocket expenses of the Parent, the RFC, the Purchaser, the Collateral Agent and the Operating Agent incurred in connection with the preparation, execution and delivery of this Amendment and any documents referred to herein and any due diligence and collateral examinations arising hereunder (including, without limitation, travel and living expenses, attorneys' fees, appraisal fees, search and filing fees).

                  SECTION 7. Counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



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                  IN WITNESS WHEREOF, Parent and the RFC have caused this
Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                                   CARLISLE PLASTICS, INC.,
                                                     as Parent


                                                    By: /s/ PATRICK J. O'LEARY
                                                        ------------------------
                                                       Title: CFO
                                                             ------------------
                                                       Name:  Patrick J. O'Leary
                                                             -------------------

                                                    CARLISLE PLASTICS FUNDING
                                                      CORPORATION, as RFC


                                                    By:/s/ CHERYL SAUTER
                                                       ------------------------
                                                       Title: Treasurer
                                                              ------------------
                                                       Name:  Cheryl Sauter
                                                              ------------------

Acknowledged as of the date above:

GENERAL ELECTRIC CAPITAL CORPORATION,
  as Operating Agent and Collateral Agent


By: /s/ THOMAS E. JOHNSTONE
    -------------------------------------
    Title: VP - Commercial Finance, Inc.
          -------------------------------
    Name: Thomas E. Johnstone
          -------------------------------


REDWOOD RECEIVABLES CORPORATION,
  as Purchaser


By: /s/ CATHARINE L. MIDKIFF
    --------------------------------------
    Title: Assistant Secretary
           -------------------------------
    Name:  Catharine L. Midkiff
           -------------------------------


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